UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2016

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 14, 2016, Applied Optoelectronics, Inc. (the “Company”) executed a Change in Terms Agreement, Notice of Final Agreement and Modification to the Construction Loan Agreement (the “Amended Agreements”) with East West Bank (the “Bank”). The Amended Agreements amends and restates in part the Company’s Promissory Note and Construction Loan Agreement which was originally executed with the Bank on January 26, 2015 (the “Original Agreements”). The Original Agreements provided the Company up to $22 million to finance the construction of the Company’s campus expansion plan. The amount of financing provided by the Bank under the Amended Agreements remains unchanged.

The maturity date and the draw down period end date, under Amended Agreements, are amended from April 26, 2016 to July 31, 2016. And thereafter, the entire outstanding principal balance shall be converted to a sixty-six (66) month term loan, amended from a sixty-nine (69) month term loan, with principal and interest payments due monthly amortized over three hundred (300) months. The first principal and interest payment is due on August 26, 2016 and will continue on the same day of each month thereafter. The final principal and interest payment is due on January 26, 2022 and will include all unpaid principal and all accrued and unpaid interest.

The Original Agreements stated an annual interest rate based the one-month London Interbank Offered Rate (LIBOR) for deposits in U.S. Dollars plus 2.75%. Under the Amended Agreements, the interest rate is amended to bear interest at an annual rate based on the one-month LIBOR for deposits in U.S. Dollars plus 2.00%.

The foregoing description of the Amended Agreements does not purport to be a complete statement of the parties’ rights and obligations under the Amended Agreements and is qualified in its entirety by reference to the full text of the Amended Agreements, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Change in Terms Agreement, dated June 14, 2016, between Applied Optoelectronics, Inc. and East West Bank.

10.2	Notice of Final Agreement, dated June 14, 2016, between Applied Optoelectronics, Inc. and East West Bank.

10.3	Modification to the Construction Loan Agreement, dated June 14, 2016, between Applied Optoelectronics, Inc. and East West Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2016	APPLIED OPTOELECTRONICS, INC.

	By:	/s/ David C. Kuo
	Name	David C. Kuo,
	Title:	General Counsel and Secretary

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